UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2019

 ________________

Travelport Worldwide Limited

(Exact name of registrant as specified in its charter)

 ________________

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File Number)	98-0505105 (IRS Employer Identification No.)

Axis One, Axis Park Langley, Berkshire, SL3 8AG, United Kingdom (Address of principal executive offices)

Registrant’s telephone number, including area code: +44 1753 288 000

N/A

Former name or former address, if changed since last report

 ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special general meeting (the “Special General Meeting”) of the shareholders of Travelport Worldwide Limited (“Travelport” or the “Company”) was convened at 10:00 a.m. Eastern Time on March 15, 2019 to consider and vote upon (i) a proposal to approve the Agreement and Plan of Merger, dated December 9, 2018 (the “Merger Agreement”), by and among Travelport, Toro Private Holdings III, Ltd. (“Parent”), and following execution of a joinder agreement dated December 11, 2018, Toro Private Holdings IV, Ltd. (“Merger Sub”), pursuant to which Merger Sub will merge with and into Travelport, with Travelport continuing as the surviving company and wholly owned subsidiary of Parent (the “Merger”), the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the Merger (collectively, the “Merger Proposal”), (ii) any proposal to adjourn the Special General Meeting to a later date or dates, if necessary and appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special General Meeting (the “Adjournment Proposal”) and (iii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Travelport’s named executive officers in connection with the Merger (the “Compensation Advisory Proposal”).

The final voting results as to each proposal (each of which proposal is described in greater detail in the definitive proxy statement filed by Travelport with the Securities and Exchange Commission (the “SEC”) on February 13, 2019) are set forth below.

Proposal One – The Merger Proposal. The Merger Proposal was approved. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
91,511,241	104,144	876,760	0

Proposal Two - The Adjournment Proposal. Because there were sufficient votes from Travelport’s shareholders to approve the Merger Proposal, adjournment of the Special General Meeting was unnecessary. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
85,298,325	6,317,045	876,775	0

Proposal Three – The Compensation Advisory Proposal. The Compensation Advisory Proposal was approved. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
71,910,191	19,624,668	957,286	0

Item 8.01	Other Events.

The completion of the Merger is subject to the satisfaction or waiver of the remaining conditions set forth in the Merger Agreement, including the receipt of the remaining requisite consent under applicable laws in Russia. The Company currently expects the Merger to be consummated in the first half of 2019, as previously disclosed.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 10, 2018, and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 9, 2018, by and among Travelport Worldwide Limited, Toro Private Holdings III, Ltd. and, following the execution of a joinder, Toro Private Holdings IV, Ltd. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 10, 2018)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 22, 2019, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2019	TRAVELPORT WORLDWIDE LIMITED

	By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Corporate Secretary